EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes GEORGE H. MacLean his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8 of U.S. Industries, Inc. with respect to the KELLER LADDERS, INC. RETIREMENT SAVINGS & INVESTMENT PLAN and to sign and file any other documents in connection therewith, including amendments thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 31st day of December 1996.




   David H. Clarke                         John G. Raos
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David H. Clarke                         John G. Raos



   Frank R. Reilly                         Brian C. Beazer
----------------------------            ---------------------------------
Frank R. Reilly                         Brian C. Beazer



   John J. McAtee, Jr.                     Charles H. Price II
----------------------------            ---------------------------------
John J. McAtee, Jr.                     The Hon. Charles H. Price II



   Harry Solomon                           Royall Victor III
----------------------------            ---------------------------------
Sir Harry Solomon                       Royall Victor III



   Mark Vorder Bruegge                     James O'Leary
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Mark Vorder Bruegge                     James O'Leary